UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

INTERPRIVATE II ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40152	85-3122877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVA WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, InterPrivate II Acquisition Corp. (the “Company”) held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, Getaround, Inc., a Delaware corporation (“Getaround”), TMPST Merger Sub I Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of the Company (“Merger Sub I”), and TMPST Merger Sub II LLC, a Delaware limited liability company and newly formed, wholly-owned direct subsidiary of the Company (“Merger Sub II”), as described in the proxy statement/prospectus filed by the Company with the SEC on November 16, 2022 (as supplemented, the “Proxy Statement”). Present at the Special Meeting were holders of 24,659,840 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 75.77% of the voting power of the Common Stock as of November 14, 2022, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 32,543,750 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, and the NYSE Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal, the Governance Proposals, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, the NYSE Proposal and the Adjournment Proposal required the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then outstanding shares of Common Stock present and entitled to vote at the Special Meeting. The approval of the Charter Amendment Proposal required the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of all then-outstanding shares of Common Stock entitled to vote thereon at the Special Meeting, voting together as a single class and (ii) the holders of a majority of all then-outstanding shares of Class B Stock entitled to vote thereon at the Special Meeting, voting separately as a single series. The approval of the Charter Amendment Proposal was also conditioned on the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of all then-outstanding shares of Class A Stock entitled to vote thereon at the special meeting, voting separately as a single series. The approval of the election of each director nominee pursuant to the Election of Directors Proposal required the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock entitled to vote and actually cast thereon at the Special Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals, the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the NYSE Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals, the election of each director nominee pursuant to the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the NYSE Proposal:

Business Combination Proposal

The proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 11, 2022 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Getaround, Merger Sub I and Merger Sub II, and the transactions contemplated thereby (the “Business Combination”), was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
22,807,408	1,852,182	250

Charter Amendment Proposal

The proposal to adopt the proposed amended and restated certificate of incorporation of the Company (the “Proposed Certificate of Incorporation”) in the form attached to the Proxy Statement as Annex B, to be effective upon the consummation of the Business Combination was approved. The voting results of the shares of Common Stock, Class A Common Stock and Class B Common Stock were as follows:

Common Stock

For	Against	Abstentions
22,696,732	1,963,108	0

Class A Common Stock

For	Against	Abstentions
16,257,982	1,963,108	0

Class B Common Stock

For	Against	Abstentions
6,438,750	0	0

Governance Proposal

The following nine separate governance sub-proposals relating to the material differences between the Company’s current amended and restated certificate of incorporation and the Proposed Certificate of Incorporation were approved on a non-binding, advisory basis. The voting results of the shares of Common Stock for each of the sub-proposals were as follows:

(a)	To change the Company’s name to “Getaround, Inc.” from the current name of “InterPrivate II Acquisition Corp.”:

For	Against	Abstentions
22,638,877	1,952,442	68,521

(b)	To eliminate certain provisions related to the Company’s status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination:

For	Against	Abstentions
22,637,985	1,953,184	68,671

(c)

To increase the number of shares of authorized shares of capital stock that the Company is authorized to issue from 401,000,000 to 1,020,000,000 shares, consisting of 1,000,000,000 shares of common stock and 20,000,000 shares of preferred stock:

For	Against	Abstentions
19,600,977	4,990,192	68,671

(d)	To eliminate the rights and privileges of the Company’s Class B common stock and redesignate the Company’s Class A and Class B common stock as a single class of common stock:

For	Against	Abstentions
22,637,635	1,953,534	68,671

(e)	To increase the required voting thresholds to approve amendments to the bylaws and certain provisions of the Proposed Certificate of Incorporation:

For	Against	Abstentions
22,610,869	1,980,300	68,671

(f)	To require a supermajority vote for the removal of directors for cause:

For	Against	Abstentions
19,590,311	5,000,858	68,671

(g)	To eliminate the ability of stockholders to act by written consent:

For	Against	Abstentions
19,600,097	4,990,972	68,771

(h)	To remove the provision renouncing the corporate opportunity doctrine:

For	Against	Abstentions
22,627,577	1,963,592	68,671

(i)	To modify the forum selection provision:

For	Against	Abstentions
19,601,238	4,989,831	68,771

Election of Directors Proposal

The election of each of the six directors to serve staggered terms on the Company’s board of directors until the 2023, 2024 and 2025 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified was approved. The voting results of the shares of Common Stock for the director nominees were as follows:

Class I Director:

Bruno Bowden

For	Withheld
21,807,930	2,851,910

Neil Suslak

For	Withheld
24,223,669	436,171

Class II Directors:

Ahmed M. Fattouh

For	Withheld
24,266,522	393,318

Ravi Narula

For	Withheld
24,372,769	287,071

Class III Directors:

Jeffrey Russakow

For	Withheld
24,223,669	436,171

Sam Zaid

For	Withheld
23,873,053	786,787

Equity Incentive Plan Proposal

The proposal to approve and adopt the 2022 Equity Incentive Plan established to be effective after the closing of the Business Combination was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
22,200,821	2,402,351	56,668

Employee Stock Purchase Plan Proposal

The proposal to approve and adopt the 2022 Employee Stock Purchase Plan established to be effective after the closing of the Business Combination was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
22,673,657	1,953,795	32,388

NYSE Proposal

The proposal to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of the New York Stok Exchange, the issuance of shares of Common Stock to the Getaround equityholders in the Business Combination, the allocation of escrow shares and potential issuance of earnout shares, and the issuance of Common Stock to certain investors upon future conversion of convertible notes issued in a private placement to be consummated concurrently with the closing of the Business Combination and upon exercise of warrants issued in connection with such convertible notes was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
22,696,037	1,963,803	0

At the Special Meeting, the Adjournment Proposal was not presented to the stockholders as the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposals, the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the NYSE Proposal received a sufficient number of votes for approval.

Item 7.01.	Regulation FD Disclosure.

The Company, Getaround, Merger Sub I and Merger Sub II closed the Business Combination and related transactions on December 8, 2022. Pursuant to the Non-Redemption Agreement entered into on November 28, 2022 and previously disclosed in a Form 8-K filed by the Company on November 30, 2022, the Company exercised its right to require that the counterparties not redeem 679,491 shares (the “Committed Shares”). After taking into account the non-redemption of the Committed Shares, an aggregate of 24,325,000 shares of Class A Common Stock were redeemed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE II ACQUISITION CORP.

Date: December 8, 2022	By:	/s/ Brandon Bentley
	Name:	Brandon Bentley
	Title:	General Counsel